UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the previously disclosed amendment to the Loan and Security Agreement, dated June 15, 2022, as amended from time to time (“Loan Agreement”) with Hercules Capital, Inc., on March 12, 2024, Akero Therapeutics, Inc. (the “Company”) issued a warrant to Hercules Private Credit Fund 1 L.P. (the “Warrant”) to purchase shares (the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share, with an exercise price of $8.17 per share. The number of Warrant Shares will not exceed 1.5% multiplied by the aggregate original amount of the term loan advances under the Loan Agreement, divided by the exercise price of the Warrant.

The Warrant may be exercised through the earlier of (i) March 12, 2031 and (ii) the consummation of certain acquisition transactions involving the Company, as set forth in the Warrant. The number of Warrant Shares for which the Warrant is exercisable and the associated exercise price are subject to certain customary proportional adjustments for fundamental events, including stock splits and reverse stock splits, as set forth in the Warrant. Within six (6) months following the exercise of the Warrant, the Company shall prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Warrant Shares issued pursuant to such exercise notice for an offering to be made on a continuous basis and shall use best efforts to cause such registration statement to be declared effective. Notwithstanding the foregoing, the Company shall not be required to register the Warrant Shares in the event that the Warrant Shares issued pursuant to the exercise of the Warrant may be sold under Rule 144 or another similar exemption under the Securities Act.

The preceding description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference it its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Warrant Agreement, by and between Akero Therapeutics, Inc. and Hercules Private Credit Fund 1 L.P., dated March 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2024	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
	Name:	Andrew Cheng, M.D., Ph.D.
	Title:	President and Chief Executive Officer